Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this annual report of Attune RTD, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas Bianco, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Bianco
Thomas Bianco Chief Financial Officer (Principal Financial Officer)

Dated: April 15, 2014